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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 31, 2003
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                        (Date of earliest event reported)


                           LAUREL CAPITAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                       0-23010                       25-1717451
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


2724 Harts Run Road, Allison Park, Pennsylvania                  15101
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(Address of principal executive office)                        (Zip Code)


                                 (412) 487-7404
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name, former address and former fiscal year,if
                           changed since last report)



Page 1 of 4 Pages
Exhibit Index appears on Page 4

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On October 31, 2003, Laurel Capital Group, Inc. (the "Company") completed its fifth stock repurchase program. The completion of this repurchase program was announced by the Company pursuant to the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are filed with this report:


         Exhibit Number    Description
         --------------    -----------

             99.1          Press Release dated October 31, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LAUREL CAPITAL GROUP, INC.

Date:  November 6, 2003               By:  /s/  Edwin R. Maus
                                           -------------------
                                           Edwin R. Maus
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit Number              Description
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    99.1                    Press Release Dated October 31, 2003




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